SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 31, 2005

Commission file number 001-12215

Quest Diagnostics Incorporated

1290 Wall Street West

Lyndhurst, NJ 07071

(201) 393-5000

Delaware

(State of Incorporation)

16-1387862

(I.R.S. Employer Identification Number)

Quest Diagnostics Incorporated hereby amends Item 2.01 of its Current Report on Form 8-K (Date of Report: October 31, 2005) as follows:

The financial statements and proforma combined financial information required to be filed pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X under the Securities Act of 1933, as amended, are included in this current report on Form 8-K under Item 9.01.

Item 9.01. Financial Statements and Exhibits

Exhibits

99.1

Financial statements of businesses acquired.

The financial statements of LabOne, Inc. as of December 31, 2004 and 2003 and for the three years ended December 31, 2004, 2003 and 2002 are included as Exhibit 99.1.

99.2

Financial statements of businesses acquired.

The financial statements of LabOne, Inc. as of September 30, 2005 and December 31, 2004 and for the three and nine months ended September 30, 2005 and 2004 are included as Exhibit 99.2.

99.3

Pro forma financial information.

The unaudited pro forma combined balance sheet of Quest Diagnostics as of September 30, 2005 and the unaudited pro forma combined statements of operations of Quest Diagnostics for the nine months ended September 30, 2005 and the year ended December 31, 2004 are included as Exhibit 99.3.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 17, 2006

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ Robert A. Hagemann

Robert A. Hagemann

Senior Vice President and Chief Financial Officer